AMENDMENT TO CONTRIBUTION AGREEMENT

THIS AMENDMENT TO CONTRIBUTION AGREEMENT ("Amendment"), dated and effective as of September 20, 2011, is by and among Earthbound LLC, a Delaware limited liability company and its affiliated entities, including, without limitation, IM Licensing LLC ("Earthbound"), IM Ready-Made LLC, a New York limited liability company ("IM") and XCel Brands, Inc., a Delaware corporation ("XCel"), and amends the Contribution Agreement dated August 16, 2011, which together with this Amendment shall hereinafter be collectively referred to as the "Agreement".  Any capitalized terms which are not defined herein shall have the definition set forth in the Agreement.

WHEREAS, the parties hereto desire to amend certain provisions of the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.        The Agreement is hereby amended as follows:

Section 4(c) of the Agreement shall be deleted in its entirety and replaced with the following:

On the Effective Date, XCel shall cause PublicCo to issue to Earthbound or its designee 944,688 shares of PublicCo common stock pursuant to the Offering, plus 100,000 shares and 50,000 warrants pursuant to the Offering related to the EB Investment.

2.         This Amendment shall not constitute an amendment of any other provision of the Agreement not expressly referred to herein.  Except as expressly amended, the provisions of the Agreement are and shall remain in full force and effect, and this Amendment shall be effective and binding upon the parties upon execution and delivery.

3.         This Amendment may be executed in any number of counterparts, each of which shall be deemed an original.  Delivery of executed signature pages hereof by facsimile transmission shall constitute effective and binding execution and delivery hereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

EARTHBOUND LLC

By:	/s/ Jeffrey Cohen
Name: Jeffrey Cohen
Title: Co-Chairman

IM READY-MADE LLC

By:	/s/ Marisa Gardini
Name: Marisa Gardini
Title: President and CEO

XCEL BRANDS, INC.

By:	/s/ Robert W. D’Loren
Name: Robert W. D’Loren
Title: